Exhibit 10.21

March 26, 2010

Bank of America, N.A.,

  as Administrative Agent for the Lenders

WAl-501-17-32

800 5th Avenue Floor 17

Seattle WA 98104

Re:	Credit Agreement dated as of February 25, 2010 among Diamond Foods, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Ladies and Gentlemen:

The Borrower has consummated the Equity Issuance pursuant to that certain prospectus supplement filed with the SEC on or about March 8, 2010 (such Equity Issuance, the “March 2010 Equity Issuance”) with proceeds (net of the underwriters’ discount) of the March 2010 Equity Issuance totaling approximately $181.4 million. The Borrower hereby requests that the Lenders agree to amend (A) the definition of “Excluded Issuance”, as set forth in Section 1.01 of the Credit Agreement to specifically include the March 2010 Equity Issuance, (B) the definition of “foreign Security Documents”, as set forth in Section 1.01 of the Credit Agreement by inserting “, any foreign guaranty agreements” after “charges,” (C) the definition of “Secured Hedge Agreement” as set forth in Section 1.01 of the Credit Agreement by inserting “, commodity Swap Contract,” after “any interest rate Swap Contract” and (D) Section 7.02(c) of the Credit Agreement to permit investments by Foreign Subsidiaries in other Foreign Subsidiaries.

Accordingly, upon execution of this letter agreement by the Required Lenders, and notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, you hereby agree that, effective as of February 25, 2010, the Credit Agreement is hereby amended as follows: (1) clause (c) of the definition of the “Excluded Issuance” in the Credit Agreement is hereby amended and restated in its entirety to read “the Equity Issuance made pursuant to that certain prospectus supplement filed with the SEC on or about March 8, 2010”, (2) the definition of “Foreign Security Documents” is hereby amended to insert “, any foreign guaranty agreements” after the word “charges,” (3) the definition of “Secured hedge Agreement” is hereby amended to insert “, commodity Swap Contract,” after the phrase “any interest rate Swap Contract” and (4) the following new clause (v) is inserted at the end of Section 7.02(c): “and (v) Investments by any Foreign Subsidiary (that is not a Loan Party) in any other Foreign Subsidiary”.

This letter agreement may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This letter agreement shall constitute a “Loan Document.”

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DIAMOND FOODS, INC., as Borrower

By:	/s/ Steven M. Neil
Name:	Steven M. Neil
Title:	Executive Vice President, Chief Financial
and Administrative Officer

Diamond Foods, Inc.

Amendment

Signature Pages

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ken Puro
Name:	Ken Puro
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

Accepted and Agreed:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald J. Drobny
Name:	Ronald J. Drobny
Title:	Senior Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

BARCLAYS BANK, PLC, as a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Deborah Dias
Name:	Deborah Dias
Title:	Executive Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

Diamond Foods, Inc.

Amendment

Signature Pages

SUNTRUST BANK, as a Lender

By:	/s/ Gabe Bonfield
Name:	Gabe Bonfield
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

HSBC BANK, as a Lender

By:	/s/ Katherine Wolfe
Name:	Katherine Wolfe
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

COBANK, ACB, as a Lender

By:	/s/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

BANK OF THE WEST, as a Lender

By:	/s/ Casey Garten
Name:	Casey Garten
Title:	Vice President

Diamond Foods, Inc.

Amendment

Signature Pages

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Sr. Vice President

Diamond Foods, Inc.

Amendment

Signature Pages